MERRILL LYNCH
ASSET GROWTH
FUND, INC.



FUND LOGO



Annual Report

August 31, 1999


Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the propectus for details.

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.




Merrill Lynch Asset
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH ASSET GROWTH FUND, INC.


Worldwide
Investments as of
August 31, 1999


Breakdown of
Stocks & Fixed-Income           Percent of
Securities by Country           Net Assets++

United States                      51.2%
Japan                              11.7
Germany                             9.8
United Kingdom                      7.6
France                              4.9
Sweden                              2.9
Spain                               1.9
Netherlands                         1.5
Finland                             1.2
Brazil                              1.0
Italy                               0.9
Canada                              0.7
Ireland                             0.6
South Korea                         0.5
Switzerland                         0.5
Norway                              0.4
Australia                           0.4
Austria                             0.4
Singapore                           0.3
Hong Kong                           0.2
China                               0.1
Bermuda                             0.1
Denmark                             0.1
                                  ------
Total                              98.9%
                                  ======



Ten Largest Industries          Percent of
(Equity Investments)            Net Assets

Telecommunications                  6.2%
Banking                             5.8
Pharmaceuticals                     5.0
Electronics                         4.4
Computer Services/Software          4.3
Computers                           3.2
Retail-Stores                       2.8
Chemicals                           2.5
Oil-Integrated                      2.3
Insurance                           2.1



                                   Percent
Ten Largest Holdings               of Net
(Equity Investments)               Assets

Microsoft Corporation               1.8%
Bristol-Myers Squibb Company        1.7
Cisco Systems, Inc.                 1.6
General Electric Company            1.5
Enron Corp.                         1.4
Intel Corporation                   1.3
Tyco International Ltd.             1.2
GTE Corporation                     1.2
Shell Transport & Trading
  Company (ADR)                     1.2
Ameritech Corporation               1.2


[FN]
++Total may not equal 100%.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


DEAR SHAREHOLDER

Fiscal Year in Review
For the year ended August 31, 1999, total returns of Merrill Lynch Asset Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +16.76%, +15.66%, +15.65% and +16.45% respectively.
(Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 3--5 of this report to shareholders.)

Throughout the year ended August 31, 1999, the primary positive influences on the Fund's performance were US and foreign equities. In the United States, the Fund's increased position in large-capitalization equities in areas such as technology proved beneficial, while commitments in the basic industry and energy sectors also provided a positive impact during the second half of the Fund's fiscal year. Our increased commitment to Japanese equities enabled the Fund to participate in a favorable stock market environment since February 1999. During the fiscal year ended August 31, 1999, we shifted the Fund's assets from fixed-income securities to equities in order to seek to enhance the Fund's overall performance since both the US and foreign equity markets provided returns exceeding the corresponding bond markets.

Portfolio Matters
As of August 31, 1999, the Fund's asset allocation was: US stocks, 47%; foreign stocks, 38%; US bonds, 4%; foreign bonds, 10%; and cash reserves, 1%.

During the three months ended August 31, 1999, equity market strength led us to reduce overall common stock representation from 94% of net assets to 85%. During the August quarter, US common stock commitments were reduced from 50% of net assets to 47%. However, we continued to emphasize companies that appeared capable of exhibiting above-average earnings growth over a period of years and where valuations appeared reasonable relative to earnings growth potential. Technology was the largest single group represented among US equity holdings. Consumer staples, healthcare and financial services were other areas with significant representation.

The Fund's representation in foreign equities was reduced from 44% of net assets on May 31, 1999 to 38% by August 31, 1999. After increasing the Japanese equity representation in prior months, we maintained an overweight commitment in Japan relative to the benchmark Morgan Stanley Europe Australasia Far East Index. We removed the hedge on the Japanese equity positions because we believe that Japan's improving economy and a strong inflow of funds into Japanese assets has reduced the potential for a weaker yen. The Fund's remaining foreign equity commitments were mostly in European equities. As is the case in the United States, we continued to emphasize sectors with above-average earnings growth projections for the next several years and reasonable valuations. Sectors that fulfilled these criteria included: healthcare, telecommunications service and equipment, and financial services. We also maintained positions in Asian markets outside Japan and in Latin America through Brazilian equities.

We increased foreign bond commitments from 4% of net assets to 10% and US bonds from 2% to 4% during the three months ended August 31, 1999. We maintained positions in German and UK fixed-income securities. Evidence of gradual tightening of monetary policy led us to continue to reduce the duration of our US bond commitments, with the average duration declining from 6.6 years on May 31, 1999 to 4.9 years by August 31, 1999.

In Conclusion
We thank you for your investment in Merrill Lynch Asset Growth Fund, Inc., and we look forward to reviewing our outlook and strategy with you in our upcoming quarterly report to shareholders.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



(Thomas R. Robinson)
Thomas R. Robinson
Senior Vice President and
Portfolio Manager


October 11, 1999




PERFORMANCE DATA


About Fund
Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


PERFORMANCE DATA (concluded)


Total Return
Based on a
$10,000
Investment

A line graph depicting the growth of an investment in the Fund's
Class A and Class B Shares compared to growth of an investment in the Composite Index and the MSCI World Index. Beginning and ending values are:

                                      9/02/94**       8/99

ML Asset Growth Fund++--
Class A Shares*                       $ 9,475        $13,110
ML Asset Growth Fund++--
Class B Shares*                       $10,000        $13,155
Composite Index+++                    $10,000        $13,762
MSCI World Index++++                  $10,000        $20,573


A line graph depicting the growth of an investment in the Fund's
Class C and Class D Shares compared to growth of an investment in the Composite Index and the MSCI World Index. Beginning and ending values are:

                                      10/21/94**      8/99

ML Asset Growth Fund++--
Class C Shares*                       $10,000        $13,341
ML Asset Growth Fund++--
Class D Shares*                       $ 9,475        $13,138
Composite Index+++                    $10,000        $13,449
MSCI World Index++++                  $10,000        $20,553


[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++ML Asset Growth Fund, Inc. invests in a portfolio of USand foreign equity, debt and money market securities.
++++This unmanaged market capitalization-weighted Index is comprised of a representative sampling of stocks of large-, medium-, and small-capitalization companies in 22 countries, including the United States. The starting date for the Index in the Class A & Class B Shares' graph is from 8/31/94 and in the Class C & Class D Shares' graph is from 10/31/94.
 +++This unmanaged market capitalization-weighted Index is comprised of government bonds from major markets, including the United States.

    Past performance is not predictive of future performance.



Average Annual
Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/99                         +3.69%         -1.75%
Inception (9/02/94)
through 6/30/99                            +7.36          +6.17

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 6/30/99                         +2.75%         -1.25%
Inception (9/02/94)
through 6/30/99                            +6.28          +6.28

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                        % Return         % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/99                         +2.67%         +1.67%
Inception (10/21/94)
through 6/30/99                            +6.79          +6.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/99                         +3.47%         -1.96%
Inception (10/21/94)
through 6/30/99                            +7.64          +6.41

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


Recent
Performance
Results*
                                                              3 Month       12 Month     Since Inception
As of August 31, 1999                                       Total Return  Total Return     Total Return
ML Asset Growth Fund, Inc. Class A Shares                       +3.16%       +16.76%          +38.36%
ML Asset Growth Fund, Inc. Class B Shares                       +2.91        +15.66           +31.55
ML Asset Growth Fund, Inc. Class C Shares                       +2.84        +15.65           +33.40
ML Asset Growth Fund, Inc. Class D Shares                       +3.05        +16.45           +38.65

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's since inception dates are from 9/02/94 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS                                                                                        (in US dollars)
                                Shares                                                                    Value     Percent of
COUNTRY      Industries          Held                 Common Stocks                             Cost    (Note 1a)   Net Assets
Australia    Broadcasting &         500    The News Corporation Limited (Preferred)
             Publishing                    (ADR)(a)                                          $   16,780   $   13,219    0.2%

             Diversified          1,000    Broken Hill Proprietary Company Limited               11,008       10,750    0.2

                                           Total Common Stocks in Australia                      27,788       23,969    0.4


Austria      Paper Products         500    Mayr-Melnhof Karton AG                                25,314       23,964    0.4

                                           Total Common Stocks in Austria                        25,314       23,964    0.4


Bermuda      Insurance              300    Ace Limited                                            6,603        6,431    0.1

                                           Total Common Stocks in Bermuda                         6,603        6,431    0.1


Brazil       Diversified          1,000  ++Companhia Vale do Rio Doce 'A' (Preferred)            14,300       22,222    0.4

             Forest Products      1,050    Aracruz Celulose SA (ADR)(a)                          14,730       20,803    0.3

             Telecommunications     810    Embratel Participacoes SA (ADR)(a)                    13,393        8,657    0.1
                                    176    Telecomunicacoes Brasileiras SA-Telebras
                                           (Preferred Block) (ADR)(a)                            13,874       13,057    0.2
                                                                                           ------------ ------------  ------
                                                                                                 27,267       21,714    0.3

                                           Total Common Stocks in Brazil                         56,297       64,739    1.0


Canada       Computer Graphics      800  ++ATI Technologies Inc.                                 12,531        9,491    0.2

             Paper Products       2,000    Domtar, Inc.                                          16,071       21,850    0.3

             Telecommunications     700    Teleglobe Inc.                                        19,864       11,944    0.2

                                           Total Common Stocks in Canada                         48,466       43,285    0.7


China        Internet Content       160  ++China.com Corporation 'A'                              5,758        7,020    0.1

                                           Total Common Stocks in China                           5,758        7,020    0.1


Denmark      Commercial Services    100  ++ISS International Service System A/S 'B'               6,525        5,512    0.1

                                           Total Common Stocks in Denmark                         6,525        5,512    0.1


Finland      Communications         316    Nokia Oyj                                             15,923       26,354    0.4
             Equipment

             Diversified            850    Amer Group Ltd.                                       14,274       15,120    0.3

             Insurance              370    Sampo Insurance Company Ltd. 'A'                      17,555       12,109    0.2

             Paper & Forest         545    UPM-Kymmene Oyj                                       14,551       18,843    0.3
             Products

             Real Estate            500    Sponda Oyj                                             3,594        2,407    0.0
             Investment Trust

                                           Total Common Stocks in Finland                        65,897       74,833    1.2


France       Chemicals              447    Rhone-Poulenc SA                                      22,483       21,670    0.4

             Electronics            700    Thomson CSF                                           26,480       25,569    0.4

             Foods                  126    Danone                                                36,107       31,153    0.5

             Information             50    Cap Gemini SA                                          7,627        8,578    0.1
             Processing

             Insurance              215    Axa                                                   23,956       26,738    0.4

             Metals                 725    Pechiney SA 'A'                                       33,536       42,173    0.7

             Oil--Related           166    Elf Aquitaine SA                                      20,534       29,091    0.5

             Reinsurance            723    Scor                                                  29,305       36,042    0.6

             Semiconductor          428    STMicroelectronics NV (NY Registered Shares)          14,832       28,569    0.5
             Capital
             Equipment

             Telecommunications     308    France Telecom SA                                     21,624       23,964    0.4

             Utilities--Water       348    Vivendi                                               25,977       26,856    0.4

                                           Total Common Stocks in France                        262,461      300,403    4.9


Germany      Automobiles            290    DaimlerChrysler AG                                    26,908       21,859    0.3

             Chemicals              150    BASF AG                                                6,731        6,793    0.1
                                    270    Henkel KGaA (Preferred)                               11,508       19,525    0.3
                                                                                           ------------ ------------  ------
                                                                                                 18,239       26,318    0.4

             Multi-Industry         350    Veba AG                                               23,186       22,281    0.4

                                           Total Common Stocks in Germany                        68,333       70,458    1.1


Hong Kong    Multi-Industry       1,200    Hutchison Whampoa Limited                             11,298       11,707    0.2

                                           Total Common Stocks in Hong Kong                      11,298       11,707    0.2


Ireland      Banking              4,200    Bank of Ireland                                       44,433       37,997    0.6

                                           Total Common Stocks in Ireland                        44,433       37,997    0.6


Italy        Oil & Gas            3,700    ENI SpA                                               22,938       22,226    0.4
             Producers

             Publishing           1,900    Mondadori (Arnoldo) Editore SpA                       15,936       30,789    0.5

                                           Total Common Stocks in Italy                          38,874       53,015    0.9


Japan        Appliances             276    Sony Corporation (ADR)(a)                             23,238       35,138    0.6

             Automobiles            255    Honda Motor Co., Ltd. (ADR)(a)                        21,385       20,671    0.3
                                    337    Toyota Motor Corporation (ADR)(a)                     18,785       21,020    0.4
                                                                                           ------------ ------------  ------
                                                                                                 40,170       41,691    0.7

             Banking              2,000    The Bank of Tokyo-Mitsubishi, Ltd.                    25,861       29,868    0.5
                                  3,000    The Sanwa Bank, Ltd.                                  30,571       41,103    0.7
                                  2,000    The Sumitomo Bank, Ltd.                               26,276       27,402    0.4
                                                                                           ------------ ------------  ------
                                                                                                 82,708       98,373    1.6

             Chemicals            1,000    Shin-Etsu Chemical Co., Ltd.                          35,428       40,738    0.7

             Computers            2,000    NEC Corporation                                       19,205       32,517    0.5
                                    342    TDK Corporation (ADR)(a)                              27,466       40,698    0.7
                                                                                           ------------ ------------  ------
                                                                                                 46,671       73,215    1.2

             Consumer--           1,000    Matsushita Electric Industrial Company, Ltd.          19,161       19,730    0.3
             Electronics

             Cosmetics/           1,000    Kao Corporation                                       19,901       28,407    0.4
             Toiletries

             Distribution           100    Softbank Corporation                                  15,203       34,344    0.5

             Diversified          2,000    Olympus Optical Co., Ltd.                             22,472       29,795    0.5
             Companies

             Electronics          1,000    Fujitsu Limited                                       15,616       29,320    0.5
                                  3,000    Toshiba Corporation                                   19,583       26,662    0.4
                                                                                           ------------ ------------  ------
                                                                                                 35,199       55,982    0.9


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                Shares                                                                    Value     Percent of
COUNTRY      Industries          Held                 Common Stocks                             Cost    (Note 1a)   Net Assets
Japan        Glass                5,000    Nippon Sheet Glass Company, Ltd.                  $   15,921   $   23,292    0.4%
(concluded)
             Insurance            2,000    The Tokio Marine & Fire Insurance Co. Ltd.            22,856       23,566    0.4

             Machine Tools        2,000    Minebea Company Ltd.                                  20,620       24,114    0.4
             & Machinery

             Merchandising        1,000    Marui Co., Ltd.                                       19,189       16,715    0.3

             Pharmaceuticals      1,000    Takeda Chemical Industries, Ltd.                      36,141       50,237    0.8

             Retail                 384    Ito-Yokado Co., Ltd. (ADR)(a)                         22,272       28,032    0.4

             Retail--Stores       1,000    The Daimaru, Inc.                                      4,534        4,704    0.1

             Steel               10,000    Nippon Steel Corporation                              24,678       26,215    0.4

             Telecommunications       4    Nippon Telegraph & Telephone Corporation (NTT)        34,178       44,940    0.7

             Transport Services       4    East Japan Railway Company                            22,452       24,224    0.4

                                           Total Common Stocks in Japan                         562,992      723,452   11.7


Netherlands  Broadcasting &         595    Wolters Kluwer NV 'A'                                 22,698       22,111    0.4
             Publishing

             Business &             300    Vedior NV 'A                                           5,594        5,178    0.1
             Public Services

             Chemicals              150    Akzo Nobel NV                                          6,857        6,976    0.1

             Electronics            160  ++ASM Lithography Holding NV                             6,429       10,118    0.2
             Components

             Foods                  500    CSM NV                                                26,240       24,862    0.4

             Multi-Industry         221    Unilever NV 'A'                                       18,991       15,343    0.2

             Software--Computer     500  ++Baan Company, NV                                       7,855        6,413    0.1

                                           Total Common Stocks in the Netherlands                94,664       91,001    1.5


Norway       Computer Software    1,700    Merkantildata ASA                                     13,703       17,991    0.3

             Transport Services     500    Bergesen d.y. ASA 'B'                                  7,018        7,300    0.1

                                           Total Common Stocks in Norway                         20,721       25,291    0.4


Singapore    Electronics            360  ++Flextronics International Ltd.                        12,587       21,128    0.3
             Components

                                           Total Common Stocks in Singapore                      12,587       21,128    0.3


South        Electronics             90    Samsung Electronics                                    6,515       17,085    0.3
Korea
             Steel                  400    Pohang Iron & Steel Company Ltd. (ADR)(a)             10,856       14,700    0.2

                                           Total Common Stocks in South Korea                    17,371       31,785    0.5


Spain        Building             1,335    Uralita, SA                                           18,889       11,754    0.2
             Materials

             Construction           270  ++Grupo Ferrovial, SA                                    6,571        5,644    0.1

             Petroleum            1,100    Repsol-YPF, SA                                        23,448       23,028    0.4
             --Domestic

             Real Estate            755    Metrovacesa, SA                                       23,532       16,220    0.2

             Telecommunications   1,440  ++Telefonica, SA                                        22,245       22,955    0.4

             Utilities            1,100    Endesa, SA                                            28,649       22,064    0.3
             --Electric

             Venture Capital      1,800    Dinamia Capital Privado-Sociedad de Capital
                                           Riesgo, SA                                            31,872       18,813    0.3

                                           Total Common Stocks in Spain                         155,206      120,478    1.9


Sweden       Auto & Truck           320    Autoliv, Inc.                                         10,721       11,178    0.2

             Automobile             500    Volvo AB 'B'                                          13,941       14,008    0.2
             & Equipment

             Automobile Parts     1,400    Haldex AB                                             24,947       19,018    0.3
             Banking              1,350    ForeningsSparbanken AB                                11,192       20,303    0.3
                                  4,100    Nordbanken Holding AB                                 27,195       23,123    0.4
                                                                                           ------------ ------------  ------
                                                                                                 38,387       43,426    0.7

             Diversified            700    Custos AB 'B'                                         18,434       15,834    0.3
             Companies

             Investment           3,400    Investment AB Bure                                    14,475       20,577    0.3
             Management

             Paper Products       1,600    Stora Enso Oyj 'R'                                    17,997       21,249    0.4

             Real Estate          2,200    Castellum AB                                          22,897       20,546    0.3
             Investment Trust       950    Fastighets AB Tornet                                  14,215       11,868    0.2
                                                                                           ------------ ------------  ------
                                                                                                 37,112       32,414    0.5

                                           Total Common Stocks in Sweden                        176,014      177,704    2.9


Switzer-     Business &              11    Adecco SA (Registered Shares)                          6,023        6,062    0.1
land         Public Services

             Pharmaceuticals          2    Roche Holding AG                                      22,118       23,126    0.4

                                           Total Common Stocks in Switzerland                    28,141       29,188    0.5


United       Banking              1,665    HSBC Holdings PLC                                     15,301       20,585    0.3
Kingdom                           2,500    Lloyds TSB Group PLC                                  35,296       34,564    0.6
                                                                                           ------------ ------------  ------
                                                                                                 50,597       55,149    0.9

             Beverages            2,608    Diageo PLC                                            29,429       26,399    0.4

             Cable Television     1,600  ++TeleWest Communications PLC                            6,196        6,215    0.1
             Services

             Diversified          6,400    Billiton PLC                                          13,854       26,041    0.4

             Drugs                  600    AstraZeneca Group PLC                                 24,774       23,811    0.4

             Foods                4,900    Devro PLC                                             32,782        8,975    0.1

             Hardware Products    1,750    Reckitt & Colman PLC                                  24,136       21,749    0.4

             Leisure              5,600    Hilton Group PLC                                      29,485       21,392    0.3

             Oil--Integrated      1,500    Shell Transport & Trading Company (ADR)(a)            54,649       72,281    1.2

             Oil--Related         1,835    BP Amoco PLC                                          29,580       34,053    0.6

             Pharmaceuticals        930    Glaxo Wellcome PLC                                    29,592       24,446    0.4

             Real Estate          1,700    The British Land Company PLC                          15,146       14,231    0.2

             Retail--Stores         600    Dixons Group PLC                                      13,817       11,289    0.2

             Telecommunications     600    British Telecommunications PLC                         9,902        9,187    0.2
                                    600    Cable & Wireless PLC                                   9,850        6,883    0.1
                                    500  ++Energis PLC                                           13,641       12,805    0.2
                                  1,680    Vodafone AirTouch PLC                                 30,465       33,849    0.5
                                                                                           ------------ ------------  ------
                                                                                                 63,858       62,724    1.0

             Transport              400    The Peninsular and Oriental Steam
             Services                      Navigation Company                                     6,175        6,559    0.1

                                           Total Common Stocks in the United Kingdom            424,070      415,314    6.7


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS (continued)                                                                            (in US dollars)
                                Shares                                                                    Value     Percent of
COUNTRY      Industries          Held                 Common Stocks                             Cost    (Note 1a)   Net Assets
United       Aerospace &            600    United Technologies Corporation                   $   25,926   $   39,675    0.6%
States       Defense

             Application            450  ++Siebel Systems, Inc.                                  16,615       30,881    0.5
             Development
             Software

             Automobiles          1,200    Delphi Automotive Systems Corporation                 20,643       22,500    0.4

             Banking                615    Bank of America Corporation                           34,298       37,207    0.6
                                    200    The Chase Manhattan Corporation                       16,138       16,737    0.3
                                  2,120    Mellon Bank Corporation                               66,458       70,755    1.1
                                                                                           ------------ ------------  ------
                                                                                                116,894      124,699    2.0

             Beverages            1,550    PepsiCo, Inc.                                         53,862       52,894    0.9

             Broadcasting/        2,226  ++AT&T Corp.-Liberty Media Group (Class A)              35,309       71,232    1.2
             Cable

             Building Products      700  ++American Tower Corporation (Class A)                  17,500       15,925    0.3

             Capital Equipment      200    Eaton Corporation                                     13,474       19,600    0.3

             Chemicals              600    E.I. du Pont de Nemours and Company                   37,600       38,025    0.6
                                    500    Rohm and Haas Company                                 18,324       18,688    0.3
                                                                                           ------------ ------------  ------
                                                                                                 55,924       56,713    0.9

             Computer             1,500  ++Cisco Systems, Inc.                                   42,898      101,625    1.6
             Services/Software      450    International Business Machines Corporation           30,683       56,053    0.9
                                  1,200  ++Microsoft Corporation                                102,365      111,000    1.8
                                                                                           ------------ ------------  ------
                                                                                                175,946      268,678    4.3

             Computer Software      400  ++Transaction Systems Architects, Inc. (Class A)        15,749       11,775    0.2

             Computers              300    Compaq Computer Corporation                            7,421        6,956    0.1
                                    600  ++EMC Corporation                                       21,965       36,000    0.6
                                    300  ++Sun Microsystems, Inc.                                21,788       23,831    0.4
                                  1,125    Tandy Corporation                                     32,491       53,156    0.9
                                                                                           ------------ ------------  ------
                                                                                                 83,665      119,943    2.0

             Consumer--             600  ++Dell Computer Corporation                             18,974       29,287    0.5
             Electronics

             Electrical &           100  ++The AES Corporation                                    6,375        6,069    0.1
             Electronics

             Electronics            850    General Electric Company                              80,210       95,466    1.5
                                  1,005    Intel Corporation                                     60,450       82,598    1.3
                                                                                           ------------ ------------  ------
                                                                                                140,660      178,064    2.8

             Entertainment        1,250  ++Premier Parks Inc.                                    27,476       40,938    0.7

             Financial              350    Associates First Capital Corporation (Class A)        12,428       12,009    0.2
             Services               630    Citigroup Inc.                                        29,518       27,996    0.5
                                    800    Wells Fargo Company                                   31,762       31,850    0.5
                                                                                           ------------ ------------  ------
                                                                                                 73,708       71,855    1.2

             Financial              900    Household International, Inc.                         39,343       33,975    0.5
             Services--
             Consumer

             Foods                1,510  ++Keebler Foods Company                                 42,826       45,017    0.7

             Household Products     600    Colgate-Palmolive Company                             27,601       32,100    0.5
                                    300    The Procter & Gamble Company                          28,158       29,775    0.5
                                                                                           ------------ ------------  ------
                                                                                                 55,759       61,875    1.0

             Information          1,200  ++Unisys Corporation                                    38,635       51,600    0.8
             Processing             200    Xerox Corporation                                     11,198        9,550    0.2
                                                                                           ------------ ------------  ------
                                                                                                 49,833       61,150    1.0

             Insurance              275    American International Group, Inc.                    25,810       25,489    0.4
                                    250    The Chubb Corporation                                 15,366       14,297    0.2
                                    200  ++Clear Channel Communications, Inc.                    14,127       14,012    0.2
                                    225    The Equitable Companies Incorporated                  12,112       13,894    0.2
                                                                                           ------------ ------------  ------
                                                                                                 67,415       67,692    1.0

             Internet               100  ++Internet Initiative Japan Inc. (ADR)(a)                2,918        5,138    0.1

             Laser Systems          380  ++JDS Uniphase Corporation                              18,148       40,304    0.7
             & Components

             Machinery &            200    Caterpillar Inc.                                      11,099       11,325    0.2
             Equipment

             Manufacturing          750    Tyco International Ltd.                               42,433       75,984    1.2

             Medical Services     1,600  ++HEALTHSOUTH Corporation                               15,523       13,100    0.2

             Medical Technology     550    Johnson & Johnson                                     44,104       56,237    0.9

             Metals                 600    Alcoa Inc.                                            23,406       38,737    0.6

             Natural Gas          2,000    Enron Corp.                                           47,101       83,750    1.4

             Natural Resources      850    Burlington Resources Inc.                             37,943       35,541    0.6

             Oil--Integrated        650    Mobil Corporation                                     51,505       66,544    1.1

             Oil Services           560    Schlumberger Limited                                  37,708       37,380    0.6
                                    400    Union Pacific Resources Group Inc.                     7,544        7,175    0.1
                                                                                           ------------ ------------  ------
                                                                                                 45,252       44,555    0.7

             Paper & Forest         400    International Paper Company                           19,414       18,825    0.3
             Products

             Petroleum            1,650    Unocal Corporation                                    57,331       69,094    1.1

             Pharmaceutical         650    American Home Products Corporation                    39,436       26,975    0.4
             --Diversified

             Pharmaceutical         300    Pharmacia & Upjohn, Inc.                              18,960       15,675    0.3
             --Prescription

             Pharmaceuticals      1,500    Bristol-Myers Squibb Company                          77,591      105,562    1.7
                                    600    Cardinal Health, Inc.                                 41,551       38,250    0.6
                                    200    Merck & Co., Inc.                                     14,012       13,437    0.2
                                  1,500    Pfizer Inc.                                           64,826       56,625    0.9
                                                                                           ------------ ------------  ------
                                                                                                197,980      213,874    3.4

             Radio &              1,162  ++AMFM Inc.                                             44,374       57,259    0.9
             Television

             Restaurants            800    McDonald's Corporation                                34,562       33,100    0.5

             Retail                 200  ++Best Buy Co., Inc.                                     9,406       14,050    0.2
                                    400  ++Federated Department Stores, Inc.                     21,949       18,400    0.3
                                                                                           ------------ ------------  ------
                                                                                                 31,355       32,450    0.5

             Retail--               650    Lowe's Companies, Inc.                                23,755       29,413    0.5
             Specialty

             Retail--Stores         500    Dayton Hudson Corporation                             33,509       29,000    0.5
                                  1,250  ++Safeway Inc.                                          51,573       58,203    0.9
                                  1,500    Wal-Mart Stores, Inc.                                 39,260       66,469    1.1
                                                                                           ------------ ------------  ------
                                                                                                124,342      153,672    2.5




Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


SCHEDULE OF INVESTMENTS (concluded)                                                                             (in US dollars)
                                Shares                                                                    Value     Percent of
COUNTRY      Industries          Held                 Common Stocks                             Cost    (Note 1a)   Net Assets
United       Savings &              850    GreenPoint Financial Corp.                        $   29,290   $   21,994    0.4%
States       Loan Associations
(concluded)
             Semiconductors         489    Motorola, Inc.                                        29,242       45,110    0.7


             Telecommunications   1,143    AT&T Corp.                                            35,894       51,435    0.8
                                  1,100    GTE Corporation                                       60,068       75,487    1.2
                                    175    Lucent Technologies Inc.                               9,410       11,211    0.2
                                    850  ++MCI WorldCom Inc.                                     41,249       64,334    1.0
                                                                                           ------------ ------------  ------
                                                                                                146,621      202,467    3.2

             Tobacco                460    Philip Morris Companies Inc.                          21,065       17,221    0.3

             Utilities            1,130    Ameritech Corporation                                 57,315       71,331    1.2
             --Communication

                                           Total Common Stocks in the
                                           United States                                      2,368,350    2,910,112   47.0


                                           Total Investments in Common Stocks                 4,528,163    5,268,786   85.1


                               Face
                              Amount            Fixed-Income Securities

Germany      Foreign    Euro    387,000    BundesObligation, 4.75% due 11/20/2001               425,007      418,361    6.8
             Government         130,000    Deutschland Republic, 4.75% due 7/04/2028            127,664      119,729    1.9
             Obligations

                                           Total Fixed-Income Securities in Germany             552,671      538,090    8.7


United       Foreign                       United Kingdom Treasury Gilts:
Kingdom      Government Pound    20,000      8% due 12/07/2000                                   33,447       33,124    0.6
             Obliga-    Sterling 10,000      6% due 12/07/2028                                   19,523       19,873    0.3
             tions

                                           Total Fixed-Income Securities in
                                           the United Kingdom                                    52,970       52,997    0.9


United       US          US$    180,000    Federal National Mortgage Association,
States       Government                    5.25% due 1/15/2009                                  162,647      160,031    2.6
             & Agency           100,000    US Treasury Notes, 5.75% due 6/30/2001               100,593       99,953    1.6
             Obligations


                                           Total Fixed-Income Securities in the
                                           United States                                        263,240      259,984    4.2


             Total Investments in Fixed-Income Securities                                       868,881      851,071   13.8

             Total Investments                                                             $  5,397,044    6,119,857   98.9
                                                                                           ============
             Unrealized Depreciation on Forward Foreign Exchange Contracts*                                     (124)   0.0

             Other Assets Less Liabilities                                                                    68,070    1.1
                                                                                                        ------------  ------
             Net Assets                                                                                 $  6,187,803  100.0%
                                                                                                        ============  ======

          (a)American Depositary Receipts (ADR).
           ++Non-income producing security.
            *Forward foreign exchange contracts as of August 31, 1999 were as follows:

                                                                 Unrealized
             Foreign                     Expiration             Depreciation
             Currency Sold                  Date                  (Note 1b)

             C$  70,000                 September 1999             $ (124)

             Total Unrealized Depreciation on Forward Foreign
             Exchange Contracts--Net (US$ Commitment--$46,816)     $ (124)
                                                                   ======

             See Notes to Financial Statements.


STATEMENT OF ASSETS AND LIABILITIES
                    As of August 31, 1999
Assets:             Investments, at value (identified cost--$5,397,044) (Note 1a)                            $ 6,119,857
                    Cash                                                                                          32,789
                    Foreign cash (Note 1c)                                                                           351
                    Receivables:
                      Securities sold                                                       $   143,001
                      Interest                                                                   19,282
                      Dividends                                                                   7,552
                      Capital shares sold                                                         2,714          172,549
                                                                                            -----------
                    Prepaid registration fees and other assets (Note 1f)                                          48,803
                                                                                                             -----------
                    Total assets                                                                               6,374,349
                                                                                                             -----------


Liabilities:        Unrealized depreciation on forward foreign exchange contracts
                    (Note 1b)                                                                                        124
                    Payables:
                      Capital shares redeemed                                                    40,182
                      Securities purchased                                                       36,283
                      Distributor (Note 2)                                                        4,938           81,403
                                                                                            -----------
                    Accrued expenses and other liabilities                                                       105,019
                                                                                                             -----------
                    Total liabilities                                                                            186,546
                                                                                                             -----------


Net Assets:         Net assets                                                                               $ 6,187,803
                                                                                                             ===========


Net Assets          Class A Shares of Common Stock, $.10 par value,
Consist of:         100,000,000 shares authorized                                                            $     4,523
                    Class B Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                 46,410
                    Class C Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  3,424
                    Class D Shares of Common Stock, $.10 par value,
                    100,000,000 shares authorized                                                                  2,092
                    Paid-in capital in excess of par                                                           5,040,596
                    Undistributed realized capital gains on investments
                    and foreign currency transactions--net                                                       368,085
                    Unrealized appreciation on investments and foreign
                    currency transactions--net                                                                   722,673
                                                                                                             -----------
                    Net assets                                                                               $ 6,187,803
                                                                                                             ===========


Net Asset Value:    Class A--Based on net assets of $501,901 and 45,225
                    shares outstanding                                                                       $     11.10
                                                                                                             ===========
                    Class B--Based on net assets of $5,080,164 and 464,097
                    shares outstanding                                                                       $     10.95
                                                                                                             ===========
                    Class C--Based on net assets of $372,550 and 34,243
                    shares outstanding                                                                       $     10.88
                                                                                                             ===========
                    Class D--Based on net assets of $233,188 and 20,924
                    shares outstanding.                                                                      $     11.14
                                                                                                             ===========

                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


STATEMENT OF OPERATIONS
                    For the Year Ended August 31, 1999
Investment          Dividends (net of $5,574 foreign witholding tax)                                         $    78,226
Income              Interest and discount earned                                                                  69,587
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                                 147,813
                                                                                                             -----------


Expenses:           Professional fees                                                       $    86,938
                    Printing and shareholder reports                                             76,441
                    Accounting services (Note 2)                                                 60,879
                    Account maintenance and distribution fees--Class B (Note 2)                  56,316
                    Investment advisory fees (Note 2)                                            55,808
                    Registration fees (Note 1f)                                                  31,098
                    Custodian fees                                                               30,425
                    Transfer agent fees--Class B (Note 2)                                        27,732
                    Amortization of organization expenses (Note 1f)                              22,230
                    Directors' fees and expenses                                                 13,018
                    Pricing fees                                                                  4,659
                    Transfer agent fees--Class A (Note 2)                                         4,484
                    Account maintenance and distribution fees--Class C (Note 2)                   4,431
                    Transfer agent fees--Class C (Note 2)                                         2,323
                    Transfer agent fees--Class D (Note 2)                                         1,222
                    Account maintenance fees--Class D (Note 2)                                      654
                    Other                                                                        13,898
                                                                                            -----------
                    Total expenses before reimbursement                                         492,556
                    Reimbursement of expenses (Note 2)                                          (55,808)
                                                                                            -----------
                    Total expenses after reimbursement                                                           436,748
                                                                                                             -----------
                    Investment loss--net                                                                        (288,935)
                                                                                                             -----------

Realized &          Realized gain (loss) from:
Unrealized            Investments--net                                                          839,895
Gain (Loss) on        Foreign currency transactions--net                                       (132,876)         707,019
Investments &                                                                               -----------
Foreign Currency    Change in unrealized appreciation/depreciation on:
Transactions--Net     Investments--net                                                          810,409
(Notes 1b, 1c,        Foreign currency transactions--net                                         26,993          837,402
1e & 3):                                                                                    -----------      -----------
                    Net realized and unrealized gain on investments and foreign
                    currency transactions                                                                      1,544,421
                                                                                                             -----------
                    Net Increase in Net Assets Resulting from Operations                                     $ 1,255,486
                                                                                                             ===========

                    See Notes to Financial Statements.


STATEMENTS OF CHANGES IN NET ASSETS
                                                                                                For the Year Ended
                                                                                                    August 31,
                    Increase (Decrease) in Net Assets:                                         1999             1998
Operations:         Investment loss--net                                                    $  (288,935)     $   (52,782)
                    Realized gain on investments and foreign currency
                    transactions--net                                                           707,019          416,672
                    Change in unrealized appreciation/depreciation on investments
                    and foreign currency transactions--net                                      837,402       (1,169,013)
                                                                                            -----------      -----------
                    Net increase (decrease) in net assets resulting from operations           1,255,486         (805,123)
                                                                                            -----------      -----------


Dividends &         Investment income--net:
Distributions to      Class A                                                                        --          (48,495)
Shareholders          Class B                                                                        --         (143,057)
(Note 1g):            Class C                                                                        --           (9,058)
                      Class D                                                                        --           (7,535)
                    In excess of investment income--net:
                      Class A                                                                        --           (4,472)
                      Class B                                                                        --          (13,192)
                      Class C                                                                        --             (835)
                      Class D                                                                        --             (695)
                    Realized gain on investments--net:
                      Class A                                                                   (14,379)        (228,810)
                      Class B                                                                   (26,308)      (1,043,599)
                      Class C                                                                    (2,164)         (67,660)
                      Class D                                                                    (1,193)         (42,934)
                                                                                            -----------      -----------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                               (44,044)      (1,610,342)
                                                                                            -----------      -----------


Capital Share       Net decrease in net assets derived from capital share transactions       (3,790,567)        (160,026)
Transactions                                                                                -----------      -----------
(Note 4):


Net Assets:         Total decrease in net assets                                             (2,579,125)      (2,575,491)
                    Beginning of year                                                         8,766,928       11,342,419
                                                                                            -----------      -----------
                    End of year                                                             $ 6,187,803      $ 8,766,928
                                                                                            -----------      -----------


                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


FINANCIAL HIGHLIGHTS
                                                                                          Class A
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Sept. 2,
from information provided in the financial statements.                                                          1994++ to
                                                                             For the Year Ended Aug. 31,         Aug. 31,
Increase (Decrease) in Net Asset Value:                                 1999++++   1998++++  1997++++   1996      1995
Per Share           Net asset value, beginning of period               $  9.57    $ 12.28   $ 10.13   $  9.90    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net                         (.23)       .03       .01       .12        .16
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.83       (.87)     2.30       .34       (.22)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.60       (.84)     2.31       .46       (.06)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.32)     (.01)     (.16)      (.04)
                      In excess of investment income--net                   --       (.03)     (.15)     (.07)        --
                      Realized gain on investments--net                   (.07)     (1.52)       --        --         --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.07)     (1.87)     (.16)     (.23)      (.04)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 11.10    $  9.57   $ 12.28   $ 10.13    $  9.90
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  16.76%     (7.49%)   23.06%     4.71%      (.59%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       4.46%      2.82%     2.79%     2.47%      2.47%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             5.22%      3.57%     3.61%     3.75%      3.31%*
                                                                       =======    =======   =======   =======    =======
                    Investment income (loss)--net                       (2.40%)      .31%      .13%     1.16%      1.46%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   502    $ 2,053   $ 1,803   $ 1,352    $ 1,677
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 141.99%    104.48%   128.28%   120.43%     42.50%
                                                                       =======    =======   =======   =======    =======


                                                                                           Class B
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Sept. 2,
from information provided in the financial statements.                                                          1994++ to
                                                                             For the Year Ended Aug. 31,         Aug. 31,
Increase (Decrease) in Net Asset Value:                                1999++++    1998++++  1997++++   1996       1995
Per Share           Net asset value, beginning of period               $  9.51    $ 12.20   $ 10.09   $  9.83    $ 10.00
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net                         (.44)      (.08)     (.11)      .01        .05
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.93       (.86)     2.30       .35       (.21)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.49       (.94)     2.19       .36       (.16)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.21)       --+++++ (.07)      (.01)
                      In excess of investment income--net                   --       (.02)     (.08)     (.03)        --
                      Realized gain on investments--net                   (.05)     (1.52)       --        --         --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.05)     (1.75)     (.08)     (.10)      (.01)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.95    $  9.51   $ 12.20   $ 10.09    $  9.83
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  15.66%     (8.45%)   21.81%     3.65%     (1.60%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       6.15%      3.86%     3.84%     3.50%      3.50%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             6.89%      4.61%     4.67%     4.78%      4.37%*
                                                                       =======    =======   =======   =======    =======
                    Investment income (loss)--net                       (4.17%)     (.73%)    (.94%)     .13%       .43%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $ 5,080    $ 5,946   $ 8,403   $ 8,141    $11,835
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 141.99%    104.48%   128.28%   120.43%     42.50%
                                                                       =======    =======   =======   =======    =======

                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.

                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


FINANCIAL HIGHLIGHTS (concluded)
                                                                                           Class C
                                                                                                                 For the
                                                                                                                  Period
The following per share data and ratios have been derived                                                        Oct. 21,
from information provided in the financial statements.                                                          1994++ to
                                                                             For the Year Ended Aug. 31,         Aug. 31,
Increase (Decrease) in Net Asset Value:                                1999++++   1998++++  1997++++    1996       1995
Per Share           Net asset value, beginning of period               $  9.45    $ 12.13   $ 10.05   $  9.82    $  9.85
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net                         (.44)      (.08)     (.11)     (.04)       .04
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.92       (.86)     2.28       .39       (.05)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.48       (.94)     2.17       .35       (.01)
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.20)       --+++++ (.08)      (.02)
                      In excess of investment income--net                   --       (.02)     (.09)     (.04)        --
                      Realized gain on investments--net                   (.05)     (1.52)       --        --         --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.05)     (1.74)     (.09)     (.12)      (.02)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 10.88    $  9.45   $ 12.13   $ 10.05    $  9.82
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  15.65%     (8.47%)   21.71%     3.61%      (.05%)+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       6.16%      3.88%     3.86%     3.52%      3.51%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             6.91%      4.63%     4.68%     4.81%      4.58%*
                                                                       =======    =======   =======   =======    =======
                    Investment income (loss)--net                       (4.19%)     (.73%)    (.94%)     .09%       .51%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   373    $   459   $   572   $   438    $   735
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 141.99%    104.48%   128.28%   120.43%     42.50%
                                                                       =======    =======   =======   =======    =======

                                                                                            Class D
                                                                                                                 For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                        Oct. 21,
from information provided in the financial statements.                                                          1994++ to
                                                                                For the Year Ended Aug. 31,      Aug. 31,
Increase (Decrease) in Net Asset Value:                                 1999++++   1998++++   1997++++  1996        1995
Per Share           Net asset value, beginning of period               $  9.61    $ 12.28   $ 10.11   $  9.88    $  9.86
Operating                                                              -------    -------   -------   -------    -------
Performance:        Investment income (loss)--net                         (.36)        --+++++ (.02)      .08        .10
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net                                     1.94       (.86)     2.30       .36       (.04)
                                                                       -------    -------   -------   -------    -------
                    Total from investment operations                      1.58       (.86)     2.28       .44        .06
                                                                       -------    -------   -------   -------    -------
                    Less dividends and distributions:
                      Investment income--net                                --       (.27)     (.01)     (.15)      (.04)
                      In excess of investment income--net                   --       (.02)     (.10)     (.06)        --
                      Realized gain on investments--net                   (.05)     (1.52)       --        --         --
                                                                       -------    -------   -------   -------    -------
                    Total dividends and distributions                     (.05)     (1.81)     (.11)     (.21)      (.04)
                                                                       -------    -------   -------   -------    -------
                    Net asset value, end of period                     $ 11.14    $  9.61   $ 12.28   $ 10.11    $  9.88
                                                                       =======    =======   =======   =======    =======

Total Investment    Based on net asset value per share                  16.45%     (7.66%)   22.66%     4.51%       .59%+++
Return:**                                                              =======    =======   =======   =======    =======

Ratios to           Expenses, net of reimbursement                       5.39%      3.07%     3.05%     2.72%      2.75%*
Average Net                                                            =======    =======   =======   =======    =======
Assets:             Expenses                                             6.14%      3.82%     3.92%     4.00%      4.32%*
                                                                       =======    =======   =======   =======    =======
                    Investment income (loss)--net                       (3.42%)      .02%     (.21%)     .93%      1.43%*
                                                                       =======    =======   =======   =======    =======

Supplemental        Net assets, end of period (in thousands)           $   233    $   309   $   564   $ 1,313    $ 1,697
Data:                                                                  =======    =======   =======   =======    =======
                    Portfolio turnover                                 141.99%    104.48%   128.28%   120.43%     42.50%
                                                                       =======    =======   =======   =======    =======


                   *Annualized.
                  **Total investment returns exclude the effects of sales charges. ++Commencement of operations.
                ++++Based on average shares outstanding.
                 +++Aggregate total investment return.
               +++++Amount is less than $.01 per share.


                    See Notes to Financial Statements.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Asset Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt, and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts.

* Options--The Fund is authorized to write covered call and put options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. Dividends in excess of net investment income are due primarily to differing tax treatments for foreign currency transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $288,935 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of .75%, on an annual basis, of the average daily value of the Fund's net assets. For the year ended August 31, 1999, MLAM earned fees of $55,808, all of which was voluntarily waived.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


NOTES TO FINANCIAL STATEMENTS (concluded)


Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                      .25%           .75%
Class C                                      .25            .75
Class D                                      .25            --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1999, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                                         MLFD         MLPF&S

Class A                                  $ --         $   10
Class D                                  $ 85         $3,833


For the year ended August 31, 1999, MLPF&S received contingent deferred sales charges of $9,234 and $447 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $1,498 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1999.

During the year ended August 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of MLPF&S, $230 for security price quotations to compute the net asset value of the Fund.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, FDS, PFD, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for year ended August 31, 1999 were $10,234,454 and $14,253,258, respectively.

Net realized gains (losses) for the year ended August 31, 1999 and net unrealized gains (losses) as of August 31, 1999 were as follows:


                                     Realized       Unrealized
                                  Gains (Losses)  Gains (Losses)

Long-term investments               $  839,895     $  722,814
Forward foreign exchange contracts    (134,286)          (124)
Foreign currency transactions            1,410            (17)
                                    ----------     ----------
Total                               $  707,019     $  722,673
                                    ==========     ==========


As of August 31, 1999, net unrealized appreciation for Federal income tax purposes aggregated $712,872, of which $976,873 related to appreciated securities and $264,001 related to depreciated securities. At August 31, 1999, the aggregate cost of investments for Federal income tax purposes was $5,406,986.

4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions were $3,790,567 and $160,026 for the years ended August 31, 1999 and August 31, 1998, respectively.


Class A Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            12,744     $  127,899
Shares issued to shareholders
in reinvestment of distributions        1,310         13,408
                                  -----------    -----------
Total issued                           14,054        141,307
Shares redeemed                      (183,352)    (1,989,426)
                                  -----------    -----------
Net decrease                         (169,298)   $(1,848,119)
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            96,527    $ 1,058,818
Shares issued to shareholders
in reinvestment of dividends
anddistributions                       26,551        265,240
                                  -----------    -----------
Total issued                          123,078      1,324,058
Shares redeemed                       (55,450)      (616,366)
                                  -----------    -----------
Net increase                           67,628    $   707,692
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                           122,879    $ 1,283,271
Shares issued to shareholders
in reinvestment of distributions        2,189         22,260
                                  -----------    -----------
Total issued                          125,068      1,305,531
Automatic conversion of shares         (3,770)       (41,509)
Shares redeemed                      (282,494)    (2,941,585)
                                  -----------    -----------
Net decrease                         (161,196)   $(1,677,563)
                                  -----------    -----------


Class B Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                           168,419    $ 1,860,233
Shares issued to shareholders
in reinvestment of dividends
and distributions                      94,499        944,985
                                  -----------    -----------
Total issued                          262,918      2,805,218
Automatic conversion of shares         (4,460)       (47,580)
Shares redeemed                      (322,171)    (3,447,929)
                                  -----------    -----------
Net decrease                          (63,713)   $  (690,291)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                             9,731    $   102,624
Shares issued to shareholders
in reinvestment of distributions          169          1,712
                                  -----------    -----------
Total issued                            9,900        104,336
Shares redeemed                       (24,212)      (257,180)
                                  -----------    -----------
Net decrease                          (14,312)   $  (152,844)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            19,142    $   201,591
Shares issued to shareholders
in reinvestment of dividends
and distributions                       7,429         73,920
                                  -----------    -----------
Total issued                           26,571        275,511
Shares redeemed                       (25,164)      (271,224)
                                  -----------    -----------
Net increase                            1,407    $     4,287
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1999                 Shares        Amount

Shares sold                            14,520    $   145,764
Automatic conversion of shares          3,712         41,509
Shares issued to shareholders
in reinvest-
ment of distributions                      91            935
                                  -----------    -----------
Total issued                           18,323        188,208
Shares redeemed                       (29,586)      (300,249)
                                  -----------    -----------
Net decrease                          (11,263)   $  (112,041)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1998                 Shares        Amount

Shares sold                            12,729    $   141,881
Automatic conversion of shares          4,424         47,580
Shares issued to shareholders
in reinvestment of dividends
and distributions                       3,808         38,267
                                  -----------    -----------
Total issued                           20,961        227,728
Shares redeemed                       (34,696)      (409,442)
                                  -----------    -----------
Net decrease                          (13,735)   $  (181,714)
                                  -----------    -----------


5. Commitments:
At August 31, 1999, the Fund had foreign exchange contracts, in addition to the contracts listed in the Schedule of Investments, under which it had agreed to purchase and sell various foreign currencies with approximate values of $2,000 and $63,000, respectively.



Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Asset Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period September 2, 1994 (commencement of operations) to August 31, 1995. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Asset Growth Fund, Inc. as of August 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 7, 1999
</AUDIT-REPORT>


EQUITY PORTFOLIO CHANGES (unaudited)


For the Quarter Ended August 31, 1999

 Additions

 The AES Corporation
 AMFM Inc.
 Ace Limited
 Adecco SA (Registered Shares)
 Baan Company, NV
 Burlington Resources Inc.
 CSM NV
 The Chase Manhattan Corporation
 China.com Corporation 'A'
 The Chubb Corporation
 Citigroup Inc.
 Compaq Computer Corporation
 ENI SpA
 East Japan Railway Company
 Federated Department Stores, Inc.
 HEALTHSOUTH Corporation
 Internet Initiative Japan Inc. (ADR)
 McDonald's Corporation
 Merck & Co., Inc.
 Nippon Steel Corporation
 The Procter & Gamble Company
 Reckitt & Colman PLC
 Repsol-YPF, SA
 Rhone-Poulenc SA
 Roche Holding AG
 Shin-Etsu Chemical Co., Ltd.
 Sun Microsystems, Inc.
*TD Waterhouse Group, Inc.
 Transaction Systems Architects, Inc.
   (Class A)
 Union Pacific Resources Group Inc.
 Veba AG
 Vedior NV 'A'
*W. W. Grainger, Inc.


Deletions

 America Online, Inc.
 Applied Materials, Inc.
 Avis Rent A Car, Inc.
 Bank of Scotland
 Capstar Broadcasting Corporation
   (Class A)
 Case Corporation
 Centocor, Inc.
 Elan Corporation PLC (ADR)
 Ford Motor Company
 Fuji Photo Film
 Fuji Photo Film (ADR)
 The Goldman Sachs Group, Inc.
 The Hertz Corporation (Class A)
 Hewlett-Packard Company
 Ingersoll-Rand Company
 Lattice Semiconductor Corporation
 NTT Mobile Communication
   Network, Inc.
 National Westminster Bank PLC
 Providian Financial Corporation
 Quintiles Transnational Corp.
 Rio Tinto PLC (Registered Shares)
 Royal Caribbean Cruises Ltd.
 Swisscom AG (Registered Shares)
*TD Waterhouse Group, Inc.
 Telecomunicacoes Brasileiras SA-
   Telebras (ADR)
 Telefonaktiebolaget LM Ericsson (ADR)
 The Walt Disney Company
*W. W. Grainger, Inc.
 Waste Management, Inc.

[FN]
*Added and deleted in the same quarter.


Merrill Lynch Asset Growth Fund, Inc., August 31, 1999


IMPORTANT TAX INFORMATION (unaudited)

All of the ordinary income distributions paid by Merrill Lynch Asset Growth Fund, Inc. during its taxable year ended August 31, 1999 qualify for the dividends received deduction for corporations.

Additionally, the Fund paid a long-term capital gains distribution of $.045489 per share to shareholders of record on 12/07/98. All of this long-term capital gains distribution is subject to the 20% tax rate.

Please retain this information for your records.



OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Robert C. Doll, Senior Vice President
Thomas R. Robinson, Senior Vice President and
    Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Barbara G. Fraser, Secretary

Custodian
The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800)637-3863